UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 22, 2005
                                                         --------------

                              Savoy Resources Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                       0-32103                 84-1522003
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number           Identification No.)


18826 Pagentry Place, Monument, Colorado 80132                     80132
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   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code 800-507-2869
                                                   ------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 22, 2005, Mr. Robert Slavik tendered his resignation from the offices of President and Chief Executive Officer of Savoy Resources. Also, on March 22, 2005, we elected Mr. Arthur Johnson to serve as our President and Chief Executive Officer to fill the vacancies in these offices created by Mr. Slavik's resignation and to hold office for the unexpired portion of his term.

     Mr. Johnson has over 30 years of mining management experience working with companies headquartered in Johannesburg, South Africa. Since December 2004, he has served as the Chief Financial Officer and a director of Centurion Gold Holdings, Inc., a publicly-traded, "junior" (market capitalization of less than $50 million) gold company with principal operations located in Primrose, South Africa. His responsibilities include company expansion through acquisitions and oversight of corporate governance and reporting requirements. Mr. Johnson served as the Chief Executive Officer, the President and the Chairman of the Board of Directors of Centurion Gold Holdings from June 2003 to December 2004. From February 1998 to April 2003, Mr. Johnson served as the Managing Director of Century Minerals (Pty) Ltd., a resource commodity trading house. He served as a director of Babcock International Group for a period of 10 years and as a member of the Board of Directors of Skeat Mining. Mr. Johnson sold his own chrome business to SA Chrome, a public company. He received a Degree in Commerce from the University of Cape Town, South Africa, in 1955.


Section 8 - Other Events

Item 8.01  Other Events.

     On March 22, 2005, we retained Mr. Frank S. LaForgia (CPA, JD) to act as our Financial Advisor and assume fiscal responsibility for Savoy Resources commencing March 31, 2005. Mr. LaForgia is a senior partner at Rosenberg Rich Baker Berman & Company, a New York-based professional accounting and consulting firm, and has over 25 years of experience in the field of public accounting. He combines his legal and accounting expertise to address issues of fiscal responsibility; focus on strategic planning for emerging enterprises; and address matters concerning international business and taxation planning. Mr. LaForgia is the Secretary and a past Board member of Independent Accountants International, a consortium of some 125 accounting firms worldwide. He received a degree in accounting from St. John's University, New York, and a Juris Doctor degree (cum laude) from Seton Hall University Law Center.

     Also, on March 22, 2005, we appointed Mr. Michael G. Saner (C. Eng.) to our Advisory Board. Mr. Saner has over 36 years of experience in over 17 countries in all aspects of the business of mineral and resource exploration, including assessment, feasibility, development, operation and investment and financing of commodities and deposit types. He has served as a director of Centurion Gold Holdings since July 2004. From March 2002 to November 2004, Mr. Saner was a

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consultant and advisor to the Governor of the Bank of Tanzania and his cabinet, with responsibility for monitoring operations and costs at the Buhemba Gold Mine in the Mara region of Tanzania. He was a technical/financial advisor and consultant to Nedbank Ltd. in connection with sovereign loan financing to Behemba Gold Mine from January 2000 to August 2002. From 1996 to 2000, Mr. Saner was a mineral industry consultant and project initiator and developer of various mineral beneficiation projects, including companies involved in chrome chemicals, industrial minerals, rare earths and alluvial diamond deposits. He is a Fellow of the South African Institute of Mining and Metallurgy and a member of the Institute of Materials, Minerals and Mining of the United Kingdom. Mr. Saner received a Bachelor of Science degree in geology from the University of Natal in 1967. He became a Chartered Engineer in the United Kingdom in 1976 and a Professional Natural Scientist in February 1984.

     On February 1, 2005, we appointed Ambassador William T. Warden to our Advisory Board. Ambassador Warden served for many years with Canada's Department of Foreign Affairs. He was Canada's Ambassador to Nepal and Pakistan and High Commissioner to India. Additionally, he has served as Canada's Consul General to Hong Kong and Macau and he has spent many years in Asia. Ambassador Warren serves as an International Election Observer in numerous countries, including Nicaragua, Peru, Paraguay, Colombia, Venezuela, Ecuador, Guatemala, El Salvador, the Dominican Republic and Zimbabwe. His most recent duties as an International Election Observer were conducted in Palestine's elections in January 2005 following the death of Yasser Arafat. Ambassador Warden serves on the boards of directors of several companies and institutions, including the Canadian Institute for Petroleum Industry Development, the Japanese Executive Development Program, the Shastri Indo-Canadian Institute, Operation Eyesight Universal and the Centre for Affordable Water Sanitation Technology. He is Chairman of the University of Calgary-Gorbachev Foundation Joint Trust Fund, the Special Envoy to the Calgary Expo 2005 Corporation, a Director for the western office of the Canadian Foundation for the Americas and the Associate Chief of Protocol for the Calgary Winter Olympics. Ambassador Warren was the primary organizer of President Mikhail Gorbachev's visit to Canada. He served as Chairman to both the Canada-India Opportunities Conference and the Canada-Latin America Trade Conference. Ambassador Warden serves as Visiting Professor in the Political Science Department, an Adjunct Professor in the Faculty of Management, an Executive Director in the International Centre and a Director in the Centre for G8 Activities at the University of Calgary, Alberta, Canada.

     Members of Savoy Resources' new management team, including its Chief Executive Officer, are scheduled to travel to Beijing, China, during the week of March 28, 2005, to meet with representatives of the First Institute of Geology and Exploration of Heilongjiang Province to solidify the joint venture partner relationship and establish a framework for purposes of working together to achieve its goals.

     A total of 11.5 million of Savoy Resources' outstanding shares of common stock are to be cancelled and returned to the treasury. The necessary authorizations have been delivered to our transfer agent and the cancellation of the shares is expected to be effective immediately. After giving effect to this transaction, we will have a total of 42,088,000 shares of common stock outstanding, not including 30,500,000 shares reserved for issuance in connection with recent financings. We have 100 million shares of common stock authorized for issuance. Section 9 - Financial Statements and Exhibits


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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number       Description of Exhibit
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          99         Press release issued by the Registrant on March 23, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SAVOY CAPITAL RESOURCES CORP.
                                                      (Registrant)



Date:  March 23, 2005                By: /s/ Weiguo Lang
                                         -------------------------------------
                                         Weiguo Lang, Chairman of the Board of
                                                      Directors





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                                  EXHIBIT INDEX


Exhibit Number          Description of Exhibit
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       99               Press release issued by the Registrant on March 23, 2005














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